UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 9, 2019
(Date of earliest event reported)

RED HAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33162	06-1364380
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

100 East Davie Street, Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 754-3700
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	RHT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On July 9, 2019, International Business Machines Corporation (“IBM”) completed the acquisition of Red Hat, Inc., a Delaware corporation (“Red Hat” or the “Company”) pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of October 28, 2018 (the “Merger Agreement”), by and among IBM, Red Hat and Socrates Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IBM (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Red Hat (the “Merger”), with Red Hat surviving the Merger and becoming a wholly owned subsidiary of IBM.
At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) canceled shares, (ii) dissenting shares, and (iii) subsidiary converted shares) was converted into the right to receive $190.00 in cash, without interest (the “Merger Consideration”).
Red Hat’s executive officers and employees hold various types of compensatory awards with respect to the Company Common Stock. Red Hat’s non-employee directors hold awards of restricted shares and deferred stock units. The Merger Agreement provides for the treatment with respect to such awards. None of Red Hat’s non-employee directors or executive officers hold stock options. For additional information regarding the Merger Agreement’s treatment of these compensatory awards, deferred stock units and stock options, please see the Red Hat’s definitive proxy statement on Schedule 14A filed with the SEC on December 12, 2018, which is incorporated herein by reference.
IBM acquired all of the issued and outstanding common shares of Red Hat for $190.00 per share in cash, representing a total equity value of approximately $34 billion.

Item 2.01. Completion of Acquisition or Disposition of Assets.
The description contained under the Introductory Note above is hereby incorporated by reference in its entirety into this Item 2.01.
The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission on October 29, 2018 and which is incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On July 9, 2019, in connection with the completion of the Merger, Red Hat notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that the NYSE delist the Company Common Stock and file with the SEC a notification of removal from listing on Form 25 to report that the Company Common Stock will no longer be listed on the NYSE. Trading of the Company Common Stock on the NYSE was suspended prior to the opening of trading on July 9, 2019.

Red Hat intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934 (“Exchange Act”), requesting the termination of Red Hat's Section 12 registration and reporting obligations under Section 13 of the Exchange Act and the suspension of Red Hat’s reporting obligations under Section 15(d) of the Exchange Act, in each case with respect to the Company Common Stock.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.
In connection with the Merger and at the Effective Time, holders of the Company Common Stock immediately prior to such time ceased to have any rights as stockholders in Red Hat (other than their right to receive Merger Consideration pursuant to the terms of the Merger Agreement).
Item 5.01. Changes in Control of Registrant.
The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of Red Hat occurred and Merger Sub has been merged with and into Red Hat, with Red Hat continuing as the surviving corporation and as a direct wholly-owned subsidiary of IBM.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In accordance with the terms of the Merger Agreement, and effective as of the Effective Time, each of Sohaib Abbasi, W. Steve Albrecht, Charlene T. Begley, Narendra K. Gupta, Kimberly L. Hammonds, William S. Kaiser, Kevin M. Murai, James M. Whitehurst and Alfred W. Zollar resigned from the board of directors of Red Hat.

From and after the Effective Time, until the earlier of their resignation or removal or until successors are duly elected and qualified in accordance with applicable law, (i) the directors of Merger Sub at the Effective Time shall be the directors of the surviving corporation and (ii) the officers of Red Hat at the Effective Time shall be the officers of the surviving corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Effective Time, Red Hat’s Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws were amended and restated in their entirety to be the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time, and are filed herewith as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On July 9, 2019, Red Hat and IBM issued a joint press release announcing the completion of the acquisition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.
As the Merger has now closed, Red Hat will no longer hold its 2019 Annual Meeting of Stockholders scheduled for August 15, 2019.
The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of October 28, 2018, among Red Hat, Inc., International Business Machines Corporation and Socrates Acquisition Corp. (incorporated by reference to Exhibit 2.1 to IBM’s Current Report on Form 8-K filed with the SEC on October 29, 2018).

3.1	Fifth Amended and Restated Certificate of Incorporation of Red Hat

3.2	Amended and Restated Bylaws of Red Hat

99.1	Press release of IBM and Red Hat announcing completion of the Merger, dated July 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 9, 2019	RED HAT, INC.

	By:	/s/ Tom Savage
Tom Savage
Assistant Secretary